Deutsche Asset Management


[graphic omitted]
Mutual Fund
         Semi-Annual Report
                                                              February 28, 2001





                                                        Class A, B and C Shares


European Mid-Cap Fund
Formerly Flag Investors European Mid-Cap Fund

                                                                A Member of the
                                                            Deutsche Bank Group
                                                                 [logo omitted]

European Mid-Cap Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS


              REPORT HIGHLIGHTS .............................................. 3
              LETTER TO SHAREHOLDERS ......................................... 4
              PERFORMANCE .................................................... 6

              EUROPEAN MID-CAP FUND
                 Statement of Assets and Liabilities ......................... 8
                 Statement of Operations ..................................... 9
                 Statements of Changes in Net Assets .........................10
                 Financial Highlights ........................................11
                 Notes to Financial Statements ...............................14

              EUROPEAN MID-CAP PORTFOLIO
                 Schedule of Portfolio Investments ...........................17
                 Statement of Assets and Liabilities .........................19
                 Statement of Operations .....................................20
                 Statements of Changes in Net Assets .........................21
                 Financial Highlights ........................................22
                 Notes to Financial Statements ...............................23




--------------------------------------------------------------------------------
                  The Fund is not insured by the FDIC and is not a
                  deposit, obligation of or guaranteed by Deutsche
                  Bank. The Fund is subject to investment risks,
                  including possible loss of principal amount
                  invested.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS


oThe Fund's Class A Shares produced a total return of -30.25% (excluding sales charges) for the six months ended February 28, 2001, underperforming the MDAX Index return of 3.32% for the same time period. It should be noted that the MDAX Index does not reflect the entirety of the Fund's investment universe, since, unlike the Index, the Fund invests in smaller and medium-sized equities throughout the European region, not just Germany. The Lipper European Region Funds Average returned -14.42% for the semi-annual period.

oThe Fund's performance was primarily due to its exposure to the Technology sector and to the technology-heavy `New Markets.' We gradually reduced the Fund's positions in the Technology sector over the semi-annual period. We also increased the Fund's exposure to European markets outside of Germany, its holdings in attractive sectors like Special-Chemicals and Pharmaceuticals, and its cash position. However, such strategies were not enough to completely offset the impact of a worldwide sell-off in Technology.

oAs was the case in much of the world, mid-cap European technology stocks suffered, impacted by the weak NASDAQ Index in the US, higher oil prices, the weak euro, inflationary pressures and disappointing company news from US and German companies. Instead, investors favored more defensive equity sectors.

oFor the near term, global equity  markets  are still  nervous,  in our view, about  economic  growth, visibility  of company  revenues  and  profitability
 development  and  valuations, especially  in  the  Technology   sector.  The
 longer-term outlook for European  small  and  medium-sized   companies  is
 comparatively favorable. These companies are generally domestically-oriented and appear to be benefiting from ongoing deregulation, corporate restructuring and company-friendly changes in tax policy in Europe.




--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for the European Mid-Cap Fund (the `Fund'), providing a detailed review of the markets, the portfolio in which the Fund invests (the `Portfolio'), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

FUND PERFORMANCE
For the first half of the fiscal year, the Fund underperformed its benchmark, the MDAX Index. The Fund's Class A Shares produced a return of -30.25% for the six months ended February 28, 2001, as compared to 3.32% for the MDAX Index. The Fund's Class B and Class C Shares produced semi-annual returns of -30.53% and -30.47% (excluding sales charges), respectively. It should be noted that the MDAX Index does not reflect the entirety of the Fund's investment universe, since, unlike the Index, the Fund invests in smaller and medium-sized equities throughout the European region, not just Germany. The Lipper European Region Funds Average returned -14.42% for the semi-annual period.

The Fund's performance was primarily due to its exposure to the Technology sector and to the technology-heavy `New Markets.' We gradually reduced the Fund's positions in the Technology sector over the semi-annual period, decreasing the percentage of Technology equity holdings from over 30% in September and October to less than 10% by the end of February. We also increased the Fund's exposure to European markets outside of Germany, its holdings in attractive sectors like Special-Chemicals and Pharmaceuticals and its cash position. However, such strategies were not enough to completely offset the impact of a worldwide sell-off in Technology.

More specifically, the Fund reduced or sold completely some of its positions traded on Germany's Neuer Markt, the regulated market segment of the German Stock Exchange specializing in younger, innovative companies. These included RTV Family Entertainment, Intershop Communications and ACG. We redeployed some of those assets into Finland, Sweden and Italy, where we saw select interesting companies, especially within life insurance and telecommunications equipment suppliers. We also increased weightings in the United Kingdom, Italy and Scandinavia. Within the Special-Chemicals and Pharmaceuticals sectors, Germany's Altana and Fresenius were strong performers.

Other strong performers for the Fund included several clothing companies, including Germany's Gerry Weber International, Escada and Hugo Boss. Wella and Porsche were also positive contributors to Fund performance. In addition to the Neuer Markt stocks mentioned above, weaker performers for the Fund included Germany's I-D Media, Ireland's Trintech Group, and the United Kingdom's Dialog Semiconductor.

Maintaining a longer-term perspective, the Fund's
Class A, Class B and Class C Shares have outperformed the MDAX Index since their respective inception dates of October 17, 1997, March 30, 1998 and September 2, 1998 (excluding sales charges).

INVESTMENT ENVIRONMENT
AS THE FUND'S FISCAL YEAR BEGAN IN SEPTEMBER 2000, MID-CAP EUROPEAN STOCKS OUTPERFORMED THEIR LARGER CAP BRETHREN. Blue-chips and growth stocks underperformed, as investors became increasingly concerned about the impact of higher oil prices and the weak euro on global economic growth on the one hand and inflationary and interest rate pressures on the other. In this scenario, the more domestically-oriented and moderately valued mid-caps were the relative winners.

BY THE FOURTH CALENDAR QUARTER, MID-CAP EUROPEAN STOCKS WERE IMPACTED, ALONG WITH THE BROADER EQUITY MARKETS, BY INVESTOR CONCERNS OVER HIGHER OIL PRICES, THE WEAK EURO, INFLATIONARY PRESSURES AND DISAPPOINTING COMPANY NEWS FROM US AND GERMAN COMPANIES. The `New Markets' and technology stocks were particularly affected. In November, the German Neuer Markt lost approximately 30% of its value. In December, the Neuer Markt lost further ground due to the increasing uncertainty of some technology companies' earnings visibility, company-specific disappointments and profit warnings. Investors fled the higher risk tech stocks in search of perceived safety havens in more defensive equity sectors.

THE NEW YEAR STARTED WITH THE SAME VOLATILITY AS 2000 HAD ENDED FOR THE MID-CAP EUROPEAN STOCK MARKETS. Hopes for a new year rally were not fulfilled, although the markets did not lose ground in January, closing virtually flat. When the US Federal Reserve Board lowered interest rates in January and expectations for economic recovery in the second half of 2001 increased, select European technology and cyclical




--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


companies came into favor in anticipation of the European Central Bank following the US lead. February was again a difficult month, especially for Technology stocks, which could not hold on to January's gains. Impacted by the NASDAQ Index and hurt by disappointing company earnings and profit reports, the German Neuer Markt lost about 25% of its value for the month. Such nervousness was not limited to Germany, but hit technology companies across Europe. On the bright side, consumer stocks and more defensive sectors performed well.

EUROPEAN MID-CAP MARKETS CONTINUED TO RESPOND POSITIVELY TO RISING MERGER ACTIVITY, AS COMPANIES SOUGHT TO TAKE ADVANTAGE OF THE NEW OPPORTUNITIES CREATED BY AN ENLARGED `DOMESTIC' MARKET. For example, among the Portfolio's holdings, the British mortgage bank Abbey National advanced heavily after becoming the target of a takeover bid by Royal Bank of Scotland in November 2000.

LOOKING AHEAD
For the near term, global equity markets are still nervous, in our view, about economic growth, visibility of company revenues and profitability development and valuations. Investor confidence has also been hurt by corporate pre-announcements of less than anticipated earnings, especially from Technology companies. On the positive side, the US Federal Reserve Board's aggressive monetary easing may well be followed by the European Central Bank doing the same. Such action could lead, in our view, to an eventual rally in European stock prices. As the stock markets often anticipate a cyclical upturn months before it manifests itself, we maintain a cautiously optimistic outlook at this point.

We feel the longer-term outlook for European small and medium-sized companies, in particular, is comparatively encouraging. These companies are generally more geared toward domestic economic growth, which we believe may be greater than in the US. Ongoing deregulation and corporate restructuring are positive signs for higher corporate efficiency and a more positive earnings outlook. Profit development could also be boosted by favorable changes in tax policy in Europe. For example, Germany has recently seen a reduction in corporate taxes and other company-friendly reforms. We believe other European countries will follow suit, as Economic and Monetary Union leads to increased regional competition for consumers, market share, jobs and investors.

Given this outlook, it is important to keep in mind that we remain disciplined in our investment process. Not all companies will benefit equally from the new era of competition in Europe. This makes the knowledge and insight of the Fund management team's pursuit of an effective mix of growth and value European stocks that are leaders in their industries more crucial than ever. As some technology stocks appear to be nearing attractive valuation levels, we may begin to reinvest a portion of the Fund's cash position in select promising technology equities but only should news flow improve and market sentiment toward this sector recover. We also intend to increase the Fund's position in value stocks and early cyclicals, which we believe will outperform in the near future. We expect to continue diversifying the Portfolio outside of Germany at a gradual, pragmatic pace.

We believe the Fund's investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to serving your investment needs for many years ahead.

Sincerely,

/S/SIGNATURE KLAUS MARTINI, CLAUDIA RATHGEB
Klaus Martini
Claudia Rathgeb
on behalf of the Portfolio Management Team
February 28, 2001



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                                       5

European Mid-Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON (1)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            EUROPEAN MID-CAP FUND--        MDAX INDEX  LIPPER EUROPEAN REGION
                CLASS A SHARES                              FUNDS AVERAGE
10/17/97              $10000                 $10000            $10000
10/31/97                9552                  10000             10000
11/30/97                9552                   9819             10089
12/31/97                9520                   9683             10303
01/31/98                9912                   9938             10688
02/28/98               10552                  10595             11551
03/31/98               11232                  11203             12462
04/30/98               12016                  11710             12786
05/31/98               12568                  12317             13204
06/30/98               12648                  12043             13193
07/31/98               13088                  12286             13439
08/31/98               11376                  10610             11568
09/30/98               10680                  10414             10926
10/31/98               11104                  10919             11672
11/30/98               11576                  11059             12263
12/31/98               11898                  10998             12720
01/31/99               11890                  10275             12826
02/28/99               11695                  10081             12448
03/31/99               11330                   9828             12477
04/30/99               11703                   9835             12802
05/31/99               11363                   9683             12298
06/30/99               11873                   9916             12605
07/31/99               12335                  10512             12748
08/31/99               12384                  10473             12837
09/30/99               12100                  10498             12788
10/31/99               12417                  10189             13206
11/30/99               13276                   9876             14013
12/31/99               15328                   9928             15737
01/31/00               16030                   9698             15060
02/29/00               20875                   9876             16829
03/31/00               19503                  10268             16648
04/30/00               17959                   9794             15751
05/31/00               17109                  10061             15456
06/30/00               17485                  10184             15793
07/31/00               17812                  10584             15670
8/31/00                18049                  10427             15686
9/30/00                16766                  10518             14884
10/31/00               15001                  10092             14477
11/30/00               12844                   9842             13719
12/31/00               13633                  10587             14638
1/31/01                13548                  10737             14623
2/28/01                12588                  10773             13499

---------------------------------------------------------------------------------------------------------------------------
                                                                       CUMULATIVE                 AVERAGE ANNUAL
                                                                    TOTAL RETURNS                  TOTAL RETURNS

   Periods Ended                         6 Months    1 Year    3 Years      Since   1 Year    3 Years       Since
   February 28, 2001                                                   Inception4                     Inception(4)
---------------------------------------------------------------------------------------------------------------------------

 European Mid-Cap Fund
  Class AShares                            (30.25)%   (39.70)%   19.30%   25.88%     (39.70)%   6.06%      7.07%
  Class BShares                            (30.53)%   (40.30)%      --%    8.84%     (40.30)%     --%      2.95%
  Class CShares                            (30.47)%   (40.23)%      --%   10.61%     (40.23)%     --%      4.13%
---------------------------------------------------------------------------------------------------------------------------
 MDAX Index(2)                               3.32%      9.08%     1.68%    7.73%5      9.08%    0.56%      2.26%5
---------------------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average(3)   (14.42)%   (19.94)%   19.03%   34.89%5    (19.94)%   5.52%      9.00%5
---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All
  performance assumes  the   reinvestment   of  dividend   and  capital   gain
  distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The German MDAX Index is an unmanaged  total  return index of 70  medium-sized
  German companies. It is comprised of the DAX 100 Index less those companies in the DAX Index, an index of 30 selected German blue chip stocks traded on the Frankfurt stock exchange. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns  reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception  dates: Class A Shares October 17, 1997, Class B Shares March 30,
  1998, Class C Shares September 2, 1998.
5 Since Inception benchmark returns are for comparative  purposes  relative to
  ClassA Shares and are for the period beginning October 31, 1997.
--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.



--------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year     3 Years       Since
   February 28, 2001                                             Inception 1


 Class A Shares                               (43.01)%     4.08%      5.29%
--------------------------------------------------------------------------------
 Class B Shares                               (43.29)%       --%      1.96%
--------------------------------------------------------------------------------
 Class C Shares                               (40.82)%       --%      4.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by theFund.
1 Inception dates:Class A Shares October 17, 1997, Class B Shares March 30,
  1998, Class C Shares September 2, 1998.


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                                        7

European Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)




                                                                                         FEBRUARY 28, 2001

ASSETS
   Investment in European Mid-Cap Portfolio, at value ......................................... $30,190,676
   Receivable from Manager for expense reimbursement, net .....................................      13,997
   Foreign tax reclaim receivable .............................................................      35,912
   Receivable for capital shares sold .........................................................       6,292
   Receivable from European Mid-Cap Portfolio for withdrawals .................................      10,019
   Deferred organization costs ................................................................       4,233
                                                                                                -----------
 Total assets .................................................................................  30,261,129
                                                                                                -----------
LIABILITIES
   Payable for capital shares redeemed ........................................................      22,385
   Payable to European Mid-Cap Portfolio for contributions ....................................       5,459
   Transfer agent fees payable ................................................................      15,503
   Distribution and service fees payable ......................................................       6,091
   Accounting fees payable ....................................................................       2,014
   Administration fees payable ................................................................       5,851
   Other accrued expenses .....................................................................       1,571
                                                                                                -----------
 Total liabilities ............................................................................      58,874
                                                                                                -----------
NET ASSETS .................................................................................... $30,202,255
                                                                                                ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................................ $32,772,164
   Distributions in excess of net investment income ...........................................    (221,201)
   Accumulated net realized loss on investment and foreign currency transactions ..............  (4,833,716)
   Net unrealized appreciation on investments and foreign currencies ..........................   2,485,008
                                                                                                -----------
NET ASSETS .................................................................................... $30,202,255
                                                                                                ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares(1) .......................................................................... $     14.82
                                                                                                ===========
   Class B Shares(2) .......................................................................... $     12.80
                                                                                                ===========
   Class C Shares(3) .......................................................................... $     13.02
                                                                                                ===========

---------------------------------------------------------------------------------------------------------------------

1 Net asset value and redemption price per share (based on net assets of $19,228,944 and 1,297,630 shares outstanding at February 28, 2001). Maximum offering price per share was $15.68 ($14.82 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front end sales charge.
2 Net asset value and offering price per share (based on net assets of $8,370,859 and 653,845 shares outstanding at February 28, 2001). Redemption value is $12.16 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $2,602,452 and 199,950 shares outstanding at February 28, 2001). Redemption value is $12.89 following a 1.00% maximum contingent deferred sales charge.





See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)



                                                                                    FOR THE SIX MONTHS ENDED
                                                                                           FEBRUARY 28, 2001
INVESTMENT INCOME
INVESTMENT INCOME AND EXPENSES ALLOCATED FROM EUROPEAN MID-CAP PORTFOLIO:
   Dividend income ............................................................................ $     34,983
   Less: foreign withholding taxes ............................................................       (4,887)
                                                                                                ------------
      Net dividend income .....................................................................       30,096
   Interest income ............................................................................       93,040
   Expenses ...................................................................................     (234,662)
                                                                                                ------------
      Expenses in excess of income allocated from European Mid-Cap Portfolio ..................     (111,526)
                                                                                                ------------
EXPENSES
   Transfer agent fees ........................................................................       40,317
   Administration fees ........................................................................       37,069
   Registration fees ..........................................................................       25,570
   Printing and shareholder reports ...........................................................       18,588
   Accounting fees ............................................................................       10,513
   Professional fees ..........................................................................        7,745
   Amortization of organization costs .........................................................        1,110
   Directors fees .............................................................................          407
   Distribution fees
     Class AShares ............................................................................       25,824
     Class BShares ............................................................................       37,247
     Class C Shares ...........................................................................       11,137
   Services fees
     Class BShares ............................................................................       12,415
     Class C Shares ...........................................................................        3,712
   Other expenses .............................................................................          622
                                                                                                ------------
      Total expenses ..........................................................................      232,276
   Less: fee waivers or expense reimbursements ................................................     (150,064)
                                                                                                ------------
   Net expenses ...............................................................................       82,212
                                                                                                ------------
EXPENSES IN EXCESS OF INCOME ..................................................................     (193,738)
                                                                                                ------------
NETREALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
     Investment transactions ..................................................................   (4,582,198)
     Foreign currency transactions ............................................................      (68,375)
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies .......................................................................   (7,264,832)
                                                                                                ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .................................................... $(12,109,143)
                                                                                                ============




See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX                 FOR THE
                                                                            MONTHS ENDED               YEAR ENDED
                                                                    FEBRUARY 28, 2001(1)          AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ........................................... $  (193,738)             $   (344,954)
   Net realized gain (loss) on investment and
     foreign currency transactions ........................................  (4,650,573)                1,303,489
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...................................  (7,264,832)                9,225,044
                                                                            -----------              ------------
Net increase (decrease) in net assets from operations ..................... (12,109,143)               10,183,579
                                                                            -----------              ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income
     Class A Shares .......................................................    (203,239)                       --
     Class B Shares .......................................................     (33,831)                       --
     Class C Shares .......................................................      (9,837)                       --
   Distributions from net realized gains
     Class A Shares .......................................................    (549,025)                 (120,211)
     Class B Shares .......................................................    (313,297)                  (72,818)
     Class C Shares .......................................................     (91,727)                  (16,864)
                                                                            -----------              ------------
Total distributions .......................................................  (1,200,956)                 (209,893)
                                                                            -----------              ------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ......................................  70,846,531                76,874,729
   Net dividend reinvestments .............................................     749,252                   191,144
   Net cost of shares redeemed ............................................ (67,873,737)              (69,794,272)
                                                                            -----------              ------------
Net increase in net assets from capital share transactions ................   3,722,046                 7,271,601
                                                                            -----------              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................  (9,588,053)               17,245,287
NET ASSETS
   Beginning of period ....................................................  39,790,308                22,545,021
                                                                            -----------              ------------
   End of period (includes distributions in excess of net investment income and accumulated undistributed net investment
     income of $(221,201) and $219,444, respectively) ..................... $30,202,255              $ 39,790,308
                                                                            ===========              ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for EuropeanMid-CapFund.





 CLASS A SHARES                                                                                   FOR THE PERIOD
                                                 FOR THE SIX                                 OCTOBER 17, 1997(2)
                                                MONTHS ENDED                FOR THE YEARS                THROUGH
                                                FEBRUARY 28,              ENDED AUGUST 31,            AUGUST 31,
                                                     2001(1)           2000            1999                 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............... $ 22.09         $ 15.28         $ 14.22               $12.50
                                                     -------         -------         -------               ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .............................   (0.07)3         (0.14)          (0.01)                0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ............   (6.57)           7.09            1.26                 1.71
                                                     -------         -------         -------               ------
Total from investment operations. ..................   (6.64)           6.95            1.25                 1.72
                                                     -------         -------         -------               ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................   (0.16)             --              --                   --
   Net realized gains ..............................   (0.47)          (0.14)          (0.19)                  --
                                                     -------         -------         -------               ------
Total distributions ................................   (0.63)          (0.14)          (0.19)                  --
                                                     -------         -------         -------               ------
NET ASSET VALUE, END OF PERIOD ..................... $ 14.82         $ 22.09         $ 15.28               $14.22
                                                     =======         =======         =======               ======
TOTAL INVESTMENT RETURN4 ...........................  (30.25)%         45.73%           8.86%               13.76%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........ $19,229         $23,536         $13,907               $2,402
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ..........................   (0.86)%5        (0.78)%         (0.10)%               0.23%5
     Expenses after waivers, including
        expenses of the European Mid-Cap
        Portfolio ..................................    1.60%5          1.60%           1.60%                1.60%5
     Expenses before waivers, including
        expenses of the European Mid-Cap
        Portfolio ..................................    2.49%5          2.52%           4.12%               18.86%5

-----------------------------------------------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.





See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       11

European Mid-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for EuropeanMid-CapFund.

 CLASS B SHARES                                                                                     FOR THE PERIOD
                                               FOR THE SIX                                         MARCH 30, 19982
                                              MONTHS ENDED                  FOR THE YEARS                  THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,             AUGUST 31,
                                                     2001(1)           2000              1999                 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .............................. $19.12          $13.37            $12.55               $12.50
                                                      ------          ------            ------               ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................  (0.12)3         (0.20)            (0.11)               (0.02)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .............  (5.68)           6.09              1.12                 0.07
                                                      ------          ------            ------               ------
Total from investment operations ....................  (5.80)           5.89              1.01                 0.05
                                                      ------          ------            ------               ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................  (0.05)             --                --                   --
   Net realized gains ...............................  (0.47)          (0.14)            (0.19)                  --
                                                      ------          ------            ------               ------
Total distributions .................................  (0.52)          (0.14)            (0.19)                  --
                                                      ------          ------            ------               ------
NET ASSET VALUE, END OF PERIOD ...................... $12.80          $19.12            $13.37               $12.55
                                                      ======          ======            ======               ======
TOTAL INVESTMENT RETURN 4 ........................... (30.53)%         44.32%             8.12%                0.40%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......... $8,371         $12,656            $6,940               $4,287
   Ratios to average net assets:
     Expenses in excess of income ...................  (1.63)%5        (1.53)%           (1.06)%              (0.70)%5
     Expenses after waivers, including
        expenses of the European Mid-Cap
        Portfolio ...................................   2.35%5          2.35%             2.35%                2.35%5
     Expenses before waivers, including
        expenses of the European Mid-Cap
        Portfolio ...................................   3.26%5          3.28%             4.37%               19.61%5

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.




See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       12

European Mid-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for European Mid-Cap Fund.





 CLASS C SHARES                                                                                        FOR THE PERIOD
                                                       FOR THE SIX               FOR THE           SEPTEMBER 2, 19982
                                                      MONTHS ENDED            YEAR ENDED                      THROUGH
                                                      FEBRUARY 28,            AUGUST 31,                   AUGUST 31,
                                                           2001(1)                2000                           1999

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................................  $19.43                $13.57                     $12.50
                                                            ------                ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..........................   (0.12)3               (0.18)                     (0.06)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..................   (5.77)                 6.18                       1.32
                                                            ------                ------                     ------
 Total from investment operations ........................   (5.89)                 6.00                       1.26
                                                            ------                ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................   (0.05)                   --                         --
   Net realized gains ....................................   (0.47)                (0.14)                     (0.19)
                                                            ------                ------                     ------
Total distributions ......................................   (0.52)                (0.14)                     (0.19)
                                                            ------                ------                     ------
NET ASSET VALUE, END OF PERIOD ...........................  $13.02                $19.43                     $13.57
                                                            ======                ======                     ======
TOTAL INVESTMENT RETURN 4 ................................  (30.47)%               44.42%                     10.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted) .................  $2,602                $3,598                     $1,698
   Expenses in excess of income ..........................   (1.63)%5              (1.52)%                    (0.73)%5
   Expenses after waivers, including
     expenses of the European Mid-Cap
     Portfolio ...........................................    2.35%5                2.35%                      2.35%5
   Expenses before waivers, including
     expenses of the European Mid-Cap
     Portfolio ...........................................    3.26%5                3.28%                      4.89%5

-------------------------------------------------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1999. Total return excludes the effect of sales charge.
5 Annualized.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Funds, Inc. (the `Company')  (formerly Deutsche Funds, Inc.)
was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of six separate investment series (the `Funds'). The accompanying financial statements and notes relate to the European Mid-Cap Fund (the `Fund').

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the European Mid-Cap Portfolio (formerly the Deutsche Provesta Portfolio, the `Portfolio') which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was approximately 62% on February 28, 2001. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee, and Class B and Class C Shares are also subject to a Service fee.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Fund were paid by Deutsche Funds Management, Inc. (`DFM') and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.




--------------------------------------------------------------------------------
                                       14

European Mid-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


G. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Company are allocated among the funds in the Company. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on its relative net asset value.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually.

Investors Bank and Trust (Canada) (`IBT') provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. (`ICCD'), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee.

By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM (the Advisor to the Portfolio), DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of the Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares, through January 1, 2002.

Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

On February 28, 2001, the shareholders that held 5% or more of the outstanding shares were as follows:

                                                Approximate
                                  Number of   Percentage of
                                Shareholder     Outstanding
                                   Accounts          Shares
                                -----------   -------------
Merrill Lynch Pierce Fenner & Smith      3           26.05%
Bankers Trust Company                    1           25.95%
Fidelity Investments                     1            5.20%




--------------------------------------------------------------------------------

European Mid-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 4--CAPITALSHARE TRANSACTIONS
The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital shares. Transactions in capital shares were as follows for the following periods:

                                            Class A Shares
      ----------------------------------------------------
        For the Six Months Ended     For the Year Ended
            February 28, 2001(1)        August 31, 2000
      ----------------------------------------------------
             Shares      Amount     Shares      Amount
          ----------  ------------ ---------- ------------
Sold       4,213,897  $ 68,998,273  3,268,141 $ 69,518,527
Reinvested    35,217       564,137      6,386      112,774
Redeemed  (4,017,062)  (66,059,833)(3,118,971) (66,703,148)
          ----------  ------------ ---------- ------------
Net increase 232,052  $  3,502,577    155,556 $  2,928,153
          ==========  ============ ========== ============

                                            Class B Shares
      ----------------------------------------------------
        For the Six Months Ended     For the Year Ended
              February 28, 2001(1)      August 31, 2000
      ----------------------------------------------------
              Shares      Amount     Shares      Amount
          ----------  ------------ ---------- ------------
Sold          72,513  $  1,112,448    279,468 $  5,482,920
Reinvested    10,528       145,747      4,076       62,810
Redeemed     (91,170)   (1,303,077)  (140,502)  (2,461,508)
          ----------  ------------ ---------- ------------
Net increase
  (decrease)  (8,129) $    (44,882)   143,042 $  3,084,222
          ==========  ============ ========== ============

                                            Class C Shares
      ----------------------------------------------------
        For the Six Months Ended     For the Year Ended
            February 28, 2001(1)        August 31, 2000
      ----------------------------------------------------
              Shares      Amount     Shares      Amount
          ----------  ------------ ---------- ------------
Sold          46,771  $    735,809     95,325 $  1,873,282
Reinvested     2,798        39,369        995       15,560
Redeemed     (34,809)     (510,827)   (36,203)    (629,616)
          ----------  ------------ ---------- ------------
Net increase  14,760  $    264,351     60,117 $  1,259,226
          ==========  ============ ========== ============


--------------------------------------------------------------------------------
1 Unaudited.

NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

NOTE 6--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, the Company filed documents with the State of Maryland to change the Company's name to Deutsche Investors Funds, Inc. and to remove the name `Flag Investors' from the name of the Fund. Each of these changes became effective March 15, 2001. Additionally, in April 2001 documents are expected to be filed on behalf of the Portfolios Trust to remove the name `Flag Investors' from its name.




--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

              COMMON STOCKS--69.05%
              BELGIUM--0.29%
      5,000   Interbrew1 .................. $  139,631
                                            ----------
              DENMARK--0.14%
      5,000   GN Store Nord A/S ...........     70,694
                                            ----------
              FINLAND--0.61%
     20,000   Stonesoft Oyj1 ..............    105,034
      9,500   Teleste Oyj .................    192,562
                                            ----------
                                               297,596
                                            ----------
              FRANCE--4.66%
     11,000   Business Objects SA--ADR1 ...    651,063
      2,000   Cap Gemini SA ...............    350,850
      3,000   Compagnie Industrielle
               et Financiere d'Entreprises     173,859
      8,800   Dassault Systemes SA ........    454,447
     15,000   S.O.I.T.E.C.1 ...............    297,135
     25,000   Usinor Sacilor ..............    352,416
                                            ----------
                                             2,279,770
                                            ----------
              GERMANY--40.80%
      4,000   ACG AG1 .....................     92,135
     16,000   ADCapital AG1 ...............    175,278
      3,000   ADCapital AG1 ...............     32,339
      8,000   Aixtron AG ..................    518,167
     12,000   Altana AG ...................  1,749,091
     15,000   AVA Allgemeine Handels
               der Verbraucher ............    490,619
      8,550   Babcock Borsig AG1 ..........    476,591
     25,750   BDAG Balcke-Duerr AG ........    612,099
      7,800   BERU AG .....................    296,804
      1,000   Biodata Infomation
              Technology AG1 ..............    119,085
     13,000   CE Computer Equipment AG1 ...    104,205
     10,512   CE Consumer Electronics AG ..    123,099
      7,000   Condat AG1 ..................     79,328
     21,500   Continental AG ..............    371,419
      7,000   D. Logistics AG1 ............    292,160
     18,182   Degussa AG1 .................    611,441
      7,000   Deutsche Lufthansa AG .......    147,047
      9,750   Deutsche Pfandbriefbank AG ..    744,255
      2,000   Direkt Anlage Bank AG .......     47,910
     11,000   Dyckerhoff AG--Preferred ....    242,932
     59,500   EM.TV Merchandising AG ......  1,030,622
      6,000   Epcos AG ....................    386,967
      1,500   Ergo Versicherungs Gruppe AG     227,343
      1,800   Escada AG ...................    298,517
     10,014   Evotec Biosystems AG1 .......    180,653
    120,000   FAG Kugelfischer Georg
              Schaefer AG .................    883,390
      1,750   Fresenius AG ................    354,720
      2,500   Fuchs Petrolub AG Oel & Chemie   149,719
     27,000   Gerry Weber International AG     220,157
      5,000   GFT Technologies AG1 ........    142,809
     34,000   Gold-Zack AG ................    352,416
      4,850   Heidelberger Druckmaschinen AG   308,330
     14,360   In-Motion AG1 ...............    410,148
     10,000   Ision Internet AG1 ..........    428,428
     10,000   IWKA AG .....................    137,281
     20,000   K & S  AG ...................    331,686
     22,500   Kamps AG ....................    223,888
      2,000   Kontron Embedded Computers AG1    95,728
      9,000   Leoni AG ....................    238,399
      6,000   Masterflex AG1 ..............    143,731
      3,500   Medion AG ...................    293,450
     14,000   Metallgesellschaft AG .......    188,324
      3,500   Microlog Logistics AG1 ......    162,849
      2,850   Parsytec Pattern AG1 ........    120,789
     12,500   PC-Ware AG1 .................    154,326
      5,000   Pfeiffer Vacuum Technology AG    203,388
     10,000   Preussag AG .................    379,596
      6,500   Rhoen-Klinikum AG ...........    412,028
     13,000   Rinol AG1 ...................     94,623
      6,000   Schneider Rundfunkwerke AG1 .    187,955
     13,000   SGL Carbon AG1 ..............    780,936
      3,000   Sixt AG .....................     45,607
     11,650   Springer (Axel) Verlag AG ...    966,036
     39,236   Suedzucker AG ...............    542,251
     13,000   Suess MicroTec AG1 ..........    361,722
     53,000   Takkt AG ....................    449,250
      4,500   Telesens AG1 ................    118,992
     12,500   Wella AG ....................    492,922
      7,000   WMF-Wuerttembergische
               Metallwarenfabrik AG .......    115,768
                                            ----------
                                            19,941,748
                                            ----------
              IRELAND--0.17%
     18,000   Trintech Group--ADR .........     49,587
     12,000   Trintech Group PLC--ADR .....     35,250
                                            ----------
                                                84,837
                                            ----------
              ITALY--3.31%
     25,000   Alleanza Assicurazioni ......    374,736
     50,000   Banca Nazionale del Lavoro1 .    168,745
     44,000   Banca Popolare Di Verona ....    504,716
      4,000   Cairo Communications S.P.A.1     152,133
     30,600   Riunione Adriatica di
              Sicurta S.P.A. ..............    416,162
                                            ----------
                                             1,616,492
                                            ----------
              NETHERLANDS--4.28%
      7,000   Nutreco Holding NV ..........    315,701
     60,000   Qiagen NV1 ..................  1,675,014
      1,000   Rhein Biotech NV1 ...........    100,427
                                            ----------
                                             2,091,142
                                            ----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)


     SHARES   SECURITY                           VALUE

              NORWAY--1.52%
     50,000   Den Norske Bank1 ............ $  254,259
      7,500   Norske Skogindustrier
              ASA--Class A ................    288,142
     10,000   Orkla ASA ...................    201,055
                                            ----------
                                               743,456
                                            ----------
              SPAIN--2.57%
     40,000   Altadis SA ..................    571,237
     10,000   Banco Popular Espanol SA ....    354,812
      7,000   Grupo Auxiliar Metalurgico
              SA1 .........................    155,045
     15,000   Terra Networks SA1 ..........    174,135
                                            ----------
                                             1,255,229
                                            ----------
              SWEDEN--2.92%
     13,500   Assa Abloy AB--Class B ......    225,344
     20,000   Investor AB--Class B Shares .    281,934
     12,000   Sandvik AB ..................    282,748
     20,000   Skandinaviska Enskilda Banken
              AB ..........................    220,865
     10,000   Skanska AB--Class B Shares ..    416,285
                                            ----------
                                             1,427,176
                                            ----------
              SWITZERLAND--2.02%
      1,100   Actelion Ltd.1 ..............    407,968
      5,000   Ascom Holding AG ............    358,916
     14,000   Highlight Communications AG1     125,764
        100   Kudelski SA--Bearer1 ........     94,395
                                            ----------
                                               987,043
                                            ----------
              UNITED KINGDOM--5.76%
      4,000   Autonomy Corporation PLC1 ...     80,791
     20,000   Celltech Group PLC1 .........    385,201
     18,000   Dialog Semiconductor PLC1 ...     86,238
     20,000   Dimension Data Holdings PLC1     120,033
     20,000   Enterprise Inns PLC .........    129,843
     50,000   Hilton Group PLC ............    160,861
     25,000   Imperial Chemical Industries
              PLC .........................    185,928
     27,000   Imperial Tobacco Group PLC ..    286,304
     30,000   Nycomed Amersham PLC ........    233,538
     70,000   Regus PLC1 ..................    353,966
     20,000   Safeway PLC .................     84,542
    400,000   Signet Group PLC ............    432,810
     50,000   Spirent PLC .................    273,392
                                            ----------
                                             2,813,447
                                            ----------
              UNITED STATES--0.00%
        500   Global TeleSystems Group, Inc.       610
                                            ----------
TOTAL COMMON STOCKS
   (Cost $35,135,006) ..................... 33,748,871
                                            ----------
              PREFERRED STOCKS--9.54%
              GERMANY--9.54%
      7,000   Fresenius AG ................  1,747,801
      1,700   Fuchs Petrolub AG Oel &
              Chemie ......................    100,400
      2,000   Marschollek, Lautenschlaeger
               und Partner AG .............    212,279
        270   Porsche AG ..................    839,580
     11,000   Rhoen-Klinikum AG ...........    633,428
     22,000   Sixt AG .....................    282,762
     15,000   Wella AG ....................    644,024
     15,000   WMF-Wuerttembergische
               Metallwarenfabrik AG .......    204,540
                                            ----------
                                             4,664,814
                                            ----------
TOTAL PREFERRED STOCKS
   (Cost $4,060,080) ......................  4,664,814
                                            ----------
TOTAL INVESTMENTS
   (Cost $39,195,086) ............ 78.60%  $38,413,685

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................ 21.40    10,461,595
                                   -----    ----------
NET ASSETS .......................100.00%  $48,875,280
                                  ======   ===========


--------------------------------------------------------------------------------
1 Non-income producing security.
ADR--American Depository Receipt


 SECTOR ALLOCATION
 By Sectors as of February 28, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Health Care ................................  20.53%
   Consumer Discretionary .....................  17.12
   Industrials ................................  15.47
   Financials .................................  14.84
   Information Technology .....................  14.76
   Consumer Staples ...........................   9.08
   Materials ..................................   7.15
   Energy .....................................   0.65
   Other ......................................   0.40
                                               -------
                                                100.00%
                                               =======


See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                           FEBRUARY 28, 2001
ASSETS
   Investments, at value (cost of $39,195,086) ................................  $38,413,685
   Cash 1 .....................................................................   10,738,896
   Receivable for investments sold ............................................       62,993
   Receivable for shares of beneficial interest subscribed ....................        5,459
   Dividend receivable ........................................................        3,794
   Interest receivable ........................................................       30,090
   Deferred organization costs ................................................       21,967
                                                                                 -----------
Total assets ..................................................................   49,276,884
                                                                                 -----------
LIABILITIES
   Investment management fees payable .........................................       32,502
   Payable for investments purchased ..........................................      242,781
   Payable for shares of beneficial interest redeemed .........................       46,054
   Organization costs payable .................................................       22,887
   Unrealized depreciation on forward foreign currency contracts ..............          165
   Custody and accounting fees payable ........................................       22,616
   Administrative agent fees payable ..........................................        8,639
   Other accrued expenses .....................................................       25,960
                                                                                 -----------
Total liabilities .............................................................      401,604
                                                                                 -----------
NET ASSETS ....................................................................  $48,875,280
                                                                                 ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................  $49,581,194
   Net unrealized depreciation on investments and foreign currencies ..........     (705,914)
                                                                                 -----------
NET ASSETS ....................................................................  $48,875,280
                                                                                 ===========


--------------------------------------------------------------------------------
1 Includes foreign cash of $86,705 with a cost of $87,114.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                                    FOR THE SIX MONTHS ENDED
                                                                                           FEBRUARY 28, 2001
INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $12,304) ....................................... $     44,765
   Interest income .............................................................................      151,845
                                                                                                 ------------
Total investment income ........................................................................      196,610
                                                                                                 ------------
EXPENSES
   Investment management fees ..................................................................      234,946
   Custody and accounting fees .................................................................       62,153
   Operations agent fees .......................................................................       54,459
   Professional fees ...........................................................................       20,288
   Amortization of organization expense ........................................................        6,019
   Directors fees ..............................................................................        1,184
   Other expenses ..............................................................................        7,768
                                                                                                 ------------
Total expenses .................................................................................      386,817
                                                                                                 ------------
EXPENSES IN EXCESS OF INCOME ...................................................................     (190,207)
                                                                                                 ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
     Investment transactions ...................................................................   (7,526,942)
     Foreign currency transactions .............................................................     (111,523)
   Net change in unrealized appreciation/depreciation on investments and foreign currencies ........................................................................  (12,689,686)
                                                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .........................  (20,328,151)
                                                                                                 ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................................................... $(20,518,358)
                                                                                                 ============



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       20

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                FOR THE SIX                   FOR THE
                                                               MONTHS ENDED                YEAR ENDED
                                                          FEBRUARY 28, 2001 1         AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income .............................. $   (190,207)           $   (342,418)
   Net realized gain (loss) on investments and
     foreign currency transactions ...........................   (7,638,465)              1,789,721
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ......................  (12,689,686)             10,993,853
                                                               ------------            ------------
Net increase (decrease) in net assets from operations ........  (20,518,358)             12,441,156
                                                               ------------            ------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ............................   71,874,588              99,403,710
   Value of capital withdrawn ................................  (70,113,695)            (73,042,721)
                                                               ------------            ------------
Net increase in net assets from capital transactions .........    1,760,893              26,360,989
                                                               ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ......................  (18,757,465)             38,802,145
NET ASSETS
   Beginning of period .......................................   67,632,745              28,830,600
                                                               ------------            ------------
   End of period ............................................. $ 48,875,280            $ 67,632,745
                                                               ============            ============


--------------------------------------------------------------------------------

1 Unaudited.





See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for each period indicated for European Mid-Cap Portfolio.

                                                                                                  FOR THE PERIOD
                                               FOR THE SIX                                     OCTOBER 7, 1997 2
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...........................   $48,875         $67,633           $28,831               $11,606
   Ratios to average net assets:
     Expenses in excess of income .............     (0.69)%3        (0.67)%           (1.18)%               (8.36)%3
     Expenses after interest expense4 .........      1.40%3          1.43%             2.37%                 9.77%3
     Expenses before interest expense .........      1.40%3          1.40%             2.34%                 9.77%3
   Portfolio turnover rate ....................        50%             72%               89%                   82%

--------------------------------------------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 For the period ended August 31, 1998 and the six months ended February 28, 2001, the Portfolio incurred no interest expense.





See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Portfolios Trust (`Portfolios Trust') (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of seven separate investment series (the `Portfolios'), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the European Mid-Cap Portfolio (formerly the Deutsche Provesta Portfolio) (the `Portfolio').

The investment manager (the `Advisor') of the Portfolio is Deutsche Fund Management, Inc. (`DFM'), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is high capital appreciation and, as a secondary objective, reasonable dividend income. The Portfolio began operations on October 17, 1997.

The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At February 28, 2001, there were no fair valued securities.

C. CASH
Deposits held at Investors Bank and Trust Company (`IBT'), the Portfolio's custodian, in a variable rate account are classified as cash. At February 28, 2001 the interest rate was 4.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified in the Statement of Operations.


--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is treated as a partnership under the US Internal Revenue Code (the `Code'). Accordingly, it is expected that the Portfolio will not be subject to US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the Portfolio.

I. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolios Trust are allocated among the portfolios based on relative net asset value.

J. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolio. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the `Management Agreement') with DFM (the `Advisor'). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH (`DWS') as investment sub-advisor (the `Sub-Advisor') to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 0.85% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. TheSub-Advisor may waive a portion of the fees it receives from the Advisor. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.



--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually.

On September 1, 2000, the Portfolios Trust entered into an agreement with ICCC. Pursuant to that agreement, ICCC provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

Investors Bank and Trust (Canada) Ltd. (`IBT (Canada)') provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

For the six months ended February 28, 2001, affiliates of Deutsche Bank AG received $43,702 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2001, were $13,695,184 and $28,315,580, respectively.

For Federal income tax purposes, the tax basis of investments held at February 28, 2001, was $39,195,086. The aggregate gross unrealized appreciation for all investments at February 28, 2001, was $6,457,411 and the aggregate gross unrealized depreciation for all investments was $7,162,630.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with Investors Bank and Trust Company (`IBT'). Borrowing under the line of credit may not exceed the lesser of $15,000,000 or 33% of the assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 28, 2001, the Portfolio did not utilize the line of credit. At February 28, 2001, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the period amounted to $854.





--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 5--FORWARD FOREIGN CURRENCYCONTRACTS
On February 28, 2001 the Portfolio had the following open forward foreign currency contracts outstanding:


                                                                                                    Net Unrealized
                                                                                       Contract       Depreciation
Contracts to Deliver                  In Exchange For      Settlement Date          Value (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
British Pound         108,183    US Dollar        $156,238       3/2/01                $156,073               $(165)
---------------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases               $(165)
---------------------------------------------------------------------------------------------------------------------------
                                                                 Total Unrealized Depreciation               $(165)
---------------------------------------------------------------------------------------------------------------------------

NOTE 6--OFF-BALANCE SHEET RISK ANDCONCENTRATION OF CREDIT RISK
The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off- balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

NOTE 7--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 8--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, in April 2001 Portfolios Trust expects to file documents with the State of New York to change its name to Deutsche Portfolios Trust.

Additionally, on March 27, 2001, the Board of Trustees of the Portfolio approved ICCC as the new investment manager for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. ICCC will replace DFM effective May 7, 2001. ICCC will provide the same services that DFM provided to the Portfolio, and will be entitled to receive the same compensation that DFM received.


--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                 DEUTSCHE ASSET MANAGEMENT CLIENT SERVICE CENTER
                                 P.O. BOX 219210
                                 KANSAS CITY, MO 64121-9210
or call our toll-free number:    1-800-553-8080

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche BancAlex. BrownInc., Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.




European Mid-Cap Fund
Class A Shares                                         CUSIP #33832F101
Class B Shares                                         CUSIP #33832F200
Class C Shares                                         CUSIP #33832F309
                                                       EMCSA (4/01)

Distributed by:
ICC Distributors, Inc.